                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      September 8, 1997 (August 25, 1997)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             PHILIP SERVICES CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                 Ontario                 0-20854         Not Applicable
      -----------------------------  ----------------  -------------------
      (State or other jurisdiction)  (Commission File    (IRS Employer
            of incorporation)             Number)      Identification No.)


  100 King Street West, P.O. Box 2440, LCD1, Hamilton, Ontario, Canada L8N 4J6
  ----------------------------------------------------------------------------
     (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (905) 521-1600

                           PHILIP ENVIRONMENTAL INC.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                                  Page 1 of 7
                            Exhibit Index on Page 4


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ITEM 5.  OTHER EVENTS.

On August 25, 1997, the Company distributed its quarterly report for the six month period ended June 30, 1997. At that date, the Company was a foreign private issuer under the U.S. securities laws. The quarterly financial statements set forth in the quarterly report are attached hereto as Exhibit 99.1.


Exhibit
Number   Description
- -------  -----------

99.1     Quarterly financial statements for the six month period ended
         June 30, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                              PHILIP SERVICES CORP.


                         By:  /s/ Colin H. Soule
                              ------------------------
                              Executive Vice President
                                and General Counsel

Dated: September 8, 1997


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                                 EXHIBIT INDEX


Exhibit
Number   Description
- -------  -----------

99.1     Quarterly financial statements for the six month period ended
         June 30, 1997.



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